Exhibit 99.1

NEWS RELEASE

CONTACTS
MEDIA:	INVESTORS:
Lattice Semiconductor Corporation	Global IR Partners
Doug Hunter, 503.268.8512	David Pasquale, 914-337-8801
doug.hunter@latticesemi.com	lscc@globalirpartners.com

LATTICE SEMICONDUCTOR REPORTS THIRD QUARTER OF 2018 RESULTS

Third Quarter 2018 Highlights:

•	Net Income increases to $0.05 per share on a GAAP basis and Net Income of $0.11 per share on a Non-GAAP Basis; highest level since the third quarter of 2014

•	Gross Margin improves to 57.5% on a GAAP basis and 57.4% on a non-GAAP basis

•	Company makes additional $15 million discretionary debt payment, following $10 million discretionary payment in the second quarter of 2018

•
Company makes several key executive leadership appointments; Appoints Jim Anderson, President and CEO; Esam Elashmawi, Chief Marketing and Strategy Officer; and Steve Douglass, Corporate Vice President, R&D

* GAAP represents U.S. Generally Accepted Accounting Principles. Non-GAAP represents GAAP excluding the impact of certain activities which the Company's management excludes in analyzing the Company's operating results and in understanding trends in the Company's earnings. For a reconciliation of GAAP to non-GAAP results, see accompanying tables "Reconciliation of U.S. GAAP to Non-GAAP Financial Measures."
PORTLAND, OR - October 25, 2018 - Lattice Semiconductor Corporation (NASDAQ: LSCC), a leading provider of customizable smart connectivity solutions, announced financial results today for the fiscal third quarter ended September 29, 2018.
Selected Q3 2018 Financial Results and Comparisons (in thousands, except per share data)

	GAAP — Three Months Ended			Non-GAAP — Three Months Ended
	September 29, 2018	June 30, 2018	September 30, 2017 †	September 29, 2018	June 30, 2018	September 30, 2017 †
Revenue	$101,484	$102,715	$91,971	$101,484	$102,715	$91,971
Gross Margin %	57.5%	48.9%	58.0%	57.4%	57.2%	58.1%
Operating Expense	$45,405	$63,812	$90,790	$38,417	$39,945	$44,578
Net Income (Loss)	$6,974	$(20,223)	$(43,052)	$13,785	$12,375	$5,328
Net Income (Loss) per share, basic and diluted	$0.05	$(0.16)	$(0.35)	$0.11	$0.10	$0.04
†Results for periods in 2017 are presented in accordance with ASC 605, which was in effect during that fiscal year.

Jim Anderson, President and Chief Executive Officer, said, "Since joining Lattice as CEO in September, I have met with customers and team members worldwide as part of a strategic review. Our near term focus remains on driving profitable revenue growth, carefully managing OpEx, and paying down corporate debt. Over the mid-and longer-term we will work to expand our total addressable market with higher margin opportunities in both existing and adjacent markets, as we build greater value for the Company and shareholders. As part of our efforts, we strengthened our team with the addition of two highly experienced executives with nearly 70 years of combined FPGA, business and engineering experience. Steve Douglass, who joined Lattice as Corporate Vice President, R&D, and Esam Elashmawi, who joined Lattice as Chief Marketing and Strategy Officer, will help our team increase the alignment between our customers’ needs and our product roadmap and ensure that our customers can count on us for a steady cadence of new innovations over multiple product generations. This will allow us to build deeper, multi-generational partnerships with our customers and is central to our ability to drive steady revenue growth and sustained profitability.

Max Downing, Chief Financial Officer, added, "Our revenue for the quarter was $101.5 million, in line with our expectations, while our non-GAAP gross margin improved to 57.4%, led by focus on our core business and operating efficiency improvements. Our ongoing cost control actions delivered non-GAAP operating expenses of $38.4 million, which are down 4% from the second quarter and 14% from the third quarter of 2017. As a result, we achieved non-GAAP earnings of $0.11 per share - the highest level since the third quarter of 2014. During the quarter we generated $11 million in cash flow from operations, made a discretionary debt payment of $15 million, and ended the quarter with $117.5 million in cash and short-term investments.”

Business Outlook - Fourth Quarter of 2018:

•	Revenue for the fourth quarter of 2018 is expected to be between approximately $93 million and $97 million.

•	Gross margin percentage for the fourth quarter of 2018 is expected to be approximately 57% plus or minus 2% on both a GAAP and non-GAAP basis.

•
Total operating expenses for the fourth quarter of 2018 are expected to be between approximately $52 million and $55 million on a GAAP basis and between approximately $37 million and $39 million on a non-GAAP basis.

* For a reconciliation of GAAP to non-GAAP business outlook, see accompanying tables "Reconciliation of U.S. GAAP to Non-GAAP Financial Measures."

Investor Conference Call / Webcast Details:
Lattice Semiconductor will review the Company's financial results for the fiscal third quarter of 2018 and business outlook for the fourth quarter of 2018 on Thursday, October 25 at 5:00 p.m. Eastern Time. The conference call-in number is 1-888-684-5603 or 1-918-398-4852 with conference identification number 6184766. An accompanying live webcast of the conference call will also be available on Lattice's website at www.latticesemi.com. The Company's financial guidance will be limited to the comments on its public quarterly earnings call and the public business outlook statements contained in this press release.
A replay of the call will be available approximately two hours after the conclusion of the live call through 11:59 p.m. Eastern Time on October 31, 2018, by telephone at 1-404-537-3406. To access the replay, use conference identification number 6184766. A webcast replay will also be available on the investor relations section of www.latticesemi.com.

Forward-Looking Statements Notice:
The foregoing paragraphs contain forward-looking statements that involve estimates, assumptions, risks and uncertainties. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Such forward-looking statements include statements relating to: the Company's ability to drive profitable revenue growth, carefully manage operating expenses and pay down its corporate debt; to expand the Company's total addressable market with higher margin opportunities; to build greater value for the Company and shareholders; to increase the alignment between our customers’ needs and our product roadmap and ensure that our customers can count on us for a steady cadence of new innovations over multiple product generations; to build deeper, multi-generational partnerships with our customers to drive steady revenue growth and sustained profitability; and the statements under the heading “Business Outlook - Fourth Quarter of 2018.” Other forward-looking statements may be indicated by words such as “will,” “could,” “should,” “would,” “may,” “expect,” “plan,” “project,” “anticipate,” “intend,” “forecast,” “future,” “believe,” “estimate,” “predict,” “propose,” “potential,” “continue” or the negative of these terms or other comparable terminology; and our expectation that we will remain focused on maximizing the leverage of our operating model and reduce our outstanding debt balance. Lattice believes the factors identified below could cause actual results to differ materially from the forward-looking statements.
Estimates of future revenue are inherently uncertain due to such factors as global economic conditions, which may affect customer demand, pricing pressures, competitive actions, the demand for our Mature, Mainstream and New products, and in particular our iCE40™ and MachXO3L™ devices, the ability to supply products to customers in a timely manner, changes in our distribution relationships, or the volatility of our consumer business. Actual gross margin percentage and operating expenses could vary from the estimates on the basis of, among other things, changes in revenue levels, changes in product pricing and mix, changes in wafer, assembly, test and other costs, including commodity costs, variations in manufacturing yields, the failure to sustain operational improvements, the actual amount of compensation charges due to stock price changes. Any unanticipated declines in revenue or gross margin, any unanticipated increases in our operating expenses or unanticipated charges could adversely affect our profitability.
In addition to the foregoing, other factors that may cause actual results to differ materially from the forward-looking statements in this press release include global economic uncertainty, overall semiconductor market conditions, market acceptance and demand for our new products, the Company's dependencies on its silicon wafer suppliers, the impact of competitive products and pricing, technological and product development risks. In addition, actual results are subject to other risks and uncertainties that relate more broadly to our overall business, including those risks more fully described in Lattice’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 30, 2017, and Lattice’s quarterly reports filed on Form 10-Q.
You should not unduly rely on forward-looking statements because actual results could differ materially from those expressed in any forward-looking statements. In addition, any forward-looking statement applies only as of the date on which it is made. The Company does not intend to update or revise any forward-looking statements, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures:
Included within this press release and the accompanying tables and notes are non-GAAP financial measures that supplement the Company's consolidated financial information prepared in accordance with U.S. GAAP. The non-GAAP measures presented exclude charges and adjustments primarily related to stock-based compensation, restructuring charges, acquisition-related charges, amortization of acquired intangible assets, impairment of intangible assets, inventory adjustments from the discontinuation of the Company's millimeter wave business, gain on sale of building, loss on sale of business unit, and the estimated tax effect of these items. These charges and adjustments may be nonrecurring in nature but are a result of periodic or non-core operating activities of the Company. The Company describes these non-GAAP financial measures and reconciles them to the most directly comparable GAAP measures in the tables and notes attached to this press release.
The Company's management believes that these non-GAAP financial measures provide an additional and useful way of viewing aspects of our performance that, when viewed in conjunction with our GAAP results, provide a more comprehensive understanding of the various factors and trends affecting our ongoing financial performance and operating results than GAAP measures alone. Management also uses these non-GAAP measures for strategic and business decision-making, internal budgeting, forecasting, and resource allocation processes and believes that investors should have access to similar data when making their investment decisions.
These non-GAAP measures are included solely for informational and comparative purposes and are not meant as a substitute for GAAP and should be considered together with the consolidated financial information located in the tables attached to this press release.

About Lattice Semiconductor Corporation:
Lattice Semiconductor (NASDAQ: LSCC) is a leader in smart connectivity solutions at the network edge, where the “things” of IoT live. Our low power FPGA and video ASSP products deliver edge intelligence, edge connectivity, and control solutions to the industrial, consumer, communications, compute, and automotive markets. Our unwavering commitment to our global customers enables them to accelerate their innovation, creating an even better and more connected world.
For more information about Lattice, please visit www.latticesemi.com. You can also follow us via LinkedIn, Twitter, Facebook, YouTube, WeChat, Weibo or Youku.
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Lattice Semiconductor Corporation
Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Nine Months Ended
	September 29, 2018	June 30, 2018	September 30, 2017	September 29, 2018	September 30, 2017
Revenue	$101,484	$102,715	$91,971	$302,822	$290,695
Costs and expenses:
Cost of sales	43,120	52,467	38,649	137,689	125,332
Research and development	19,131	21,081	25,648	63,153	79,857
Selling, general, and administrative	21,775	21,068	21,290	69,886	67,133
Amortization of acquired intangible assets	3,823	4,523	8,526	13,982	25,777
Restructuring	90	4,376	3,071	5,495	4,713
Acquisition related charges	—	864	681	1,531	3,208
Impairment of acquired intangible assets	586	11,900	36,198	12,486	36,198
Gain on sale of building	—	—	(4,624)	—	(4,624)
	88,525	116,279	129,439	304,222	337,594
Income (loss) from operations	12,959	(13,564)	(37,468)	(1,400)	(46,899)
Interest expense	(5,500)	(4,968)	(3,888)	(15,582)	(14,112)
Other expense, net	(452)	(348)	(2,027)	(246)	(2,104)
Income (loss) before income taxes	7,007	(18,880)	(43,383)	(17,228)	(63,115)
Income tax expense (benefit)	33	1,343	(331)	1,973	234
Net income (loss)	$6,974	$(20,223)	$(43,052)	$(19,201)	$(63,349)

Net income (loss) per share:
Basic	$0.05	$(0.16)	$(0.35)	$(0.15)	$(0.52)
Diluted	$0.05	$(0.16)	$(0.35)	$(0.15)	$(0.52)

Shares used in per share calculations:
Basic	127,816	124,843	122,990	125,578	122,393
Diluted	129,474	124,843	122,990	125,578	122,393

Lattice Semiconductor Corporation
Consolidated Balance Sheets
(in thousands)
(unaudited)

	September 29, 2018	December 30, 2017
Assets
Current assets:
Cash and cash equivalents	$107,893	$106,815
Short-term marketable securities	9,600	4,982
Accounts receivable, net	75,648	55,104
Inventories	66,381	79,903
Other current assets	24,143	16,567
Total current assets	283,665	263,371

Property and equipment, net	35,724	40,423
Intangible assets, net	24,977	51,308
Goodwill	267,514	267,514
Deferred income taxes	188	198
Other long-term assets	20,259	13,147
	$632,327	$635,961

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and other accrued liabilities	$56,788	$64,821
Current portion of long-term debt	14,104	1,508
Deferred income and allowances on sales to distributors and deferred license revenue	—	17,318
Total current liabilities	70,892	83,647

Long-term debt	261,035	299,667
Other long-term liabilities	39,274	34,954
Total liabilities	371,201	418,268

Stockholders' equity	261,126	217,693
	$632,327	$635,961

Lattice Semiconductor Corporation
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Nine Months Ended
	September 29, 2018	September 30, 2017
Cash flows from operating activities:
Net loss	$(19,201)	$(63,349)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	30,740	45,591
Impairment of acquired intangible assets	12,486	36,198
Amortization of debt issuance costs and discount	1,847	1,680
(Gain) loss on sale or maturity of marketable securities	(18)	237
Gain on forward contracts	(105)	(72)
Stock-based compensation expense	9,908	9,286
Gain on disposal of fixed assets	(135)	(197)
Gain on sale of building	—	(4,624)
Loss on sale of assets and business units	—	1,496
Impairment of cost-method investment	266	692
Changes in assets and liabilities:
Accounts receivable, net	(18,736)	20,687
Inventories	13,892	1,519
Prepaid expenses and other assets	(11,729)	3,839
Accounts payable and accrued expenses (includes restructuring)	1,661	(17,901)
Accrued payroll obligations	(557)	(2,002)
Income taxes payable	309	(711)
Deferred income and allowances on sales to distributors	—	3,862
Deferred licensing and services revenue	(68)	(485)
Net cash provided by operating activities	20,560	35,746
Cash flows from investing activities:
Proceeds from sales of and maturities of short-term marketable securities	5,000	9,689
Purchases of marketable securities	(9,603)	(7,420)
Proceeds from sale of building	—	7,895
Cash paid for costs of sale of building	—	(1,004)
Capital expenditures	(6,178)	(12,325)
Proceeds from sale of assets and business unit, net of cash sold	—	967
Short-term loan to cost-method investee	—	(2,000)
Cash paid for software licenses	(6,144)	(6,472)
Net cash used in investing activities	(16,925)	(10,670)
Cash flows from financing activities:
Restricted stock unit tax withholdings	(1,600)	(2,787)
Proceeds from issuance of common stock	28,051	3,452
Repayment of debt	(27,884)	(33,679)
Net cash used in financing activities	(1,433)	(33,014)

Lattice Semiconductor Corporation
Consolidated Statements of Cash Flows (continued)
(in thousands)
(unaudited)

	Nine Months Ended
	September 29, 2018	September 30, 2017
Effect of exchange rate change on cash	(1,124)	1,381
Net increase (decrease) in cash and cash equivalents	1,078	(6,557)
Beginning cash and cash equivalents	106,815	106,552
Ending cash and cash equivalents	$107,893	$99,995

Supplemental cash flow information:
Change in unrealized (gain) loss related to marketable securities, net of tax, included in Accumulated other comprehensive loss	$(16)	$72
Income taxes paid, net of refunds	$2,716	$2,308
Interest paid	$13,976	$16,379
Accrued purchases of plant and equipment	$332	$51
Note receivable resulting from sale of assets and business units	$—	$3,050

Lattice Semiconductor Corporation
- Supplemental Historical Financial Information -
(unaudited)

	Three Months Ended			Nine Months Ended
	September 29, 2018	June 30, 2018	September 30, 2017	September 29, 2018	September 30, 2017
Operations and Cash Flow Information
Percent of Revenue
Gross Margin	57.5%	48.9%	58.0%	54.5%	56.9%
R&D Expense	18.9%	20.5%	27.9%	20.9%	27.5%
SG&A Expense	21.5%	20.5%	23.1%	23.1%	23.1%
Depreciation and amortization (in thousands)	8,315	10,069	15,094	30,740	45,591
Stock-based compensation expense (in thousands)	2,708	2,400	2,514	9,908	9,286
Restructuring and severance related charges (in thousands)	90	4,376	3,071	5,495	4,713
Net cash provided by operating activities (thousands)	10,978	7,124	24,232	20,560	35,746
Capital expenditures (in thousands)	2,073	2,301	5,290	6,178	12,325
Repayment of debt (in thousands)	15,875	11,134	—	27,884	33,679
Interest paid (in thousands)	4,799	4,757	4,285	13,976	16,379
Taxes paid (cash, in thousands)	659	2,017	1,332	2,716	2,308

Balance Sheet Information
Current Ratio	4.0	3.1	2.2
A/R Days Revenue Outstanding	68	68	78
Inventory Months	4.6	3.8	6.0

Revenue% (by Geography)
Asia	76%	76%	75%	75%	71%
Europe (incl. Africa)	12%	12%	12%	12%	11%
Americas	12%	12%	13%	13%	18%

Revenue% (by End Market)
Communications and Computing	32%	29%	30%	30%	29%
Mobile and Consumer	27%	24%	28%	26%	29%
Industrial and Automotive	37%	43%	37%	40%	33%
Licensing and Services	4%	4%	5%	4%	9%

Revenue% (by Channel) *
Distribution	82%	86%	80%	85%	75%
Direct	18%	14%	20%	15%	25%

*	During the first quarter of 2018, we updated our channel categories to group all forms of distribution into a single channel. Prior periods have been reclassified to match current period presentation.

Lattice Semiconductor Corporation
- Reconciliation of U.S. GAAP to Non-GAAP Financial Measures -
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Nine Months Ended
	September 29, 2018	June 30, 2018	September 30, 2017	September 29, 2018	September 30, 2017

Gross Margin Reconciliation
GAAP Gross margin	$58,364	$50,248	$53,322	$165,133	$165,363
Inventory adjustment related to restructured operations	(288)	8,277	—	7,989	—
Stock-based compensation - gross margin	219	196	154	652	562
Non-GAAP Gross margin	$58,295	$58,721	$53,476	$173,774	$165,925

Gross Margin % Reconciliation
GAAP Gross margin %	57.5%	48.9%	58.0%	54.5%	56.9%
Cumulative effect of non-GAAP Gross Margin adjustments	(0.1)%	8.3%	0.1%	2.9%	0.2%
Non-GAAP Gross margin %	57.4%	57.2%	58.1%	57.4%	57.1%

Operating Expenses Reconciliation
GAAP Operating expenses	$45,405	$63,812	$90,790	$166,533	$212,262
Amortization of acquired intangible assets	(3,823)	(4,523)	(8,526)	(13,982)	(25,777)
Restructuring charges	(90)	(4,376)	(3,071)	(5,495)	(4,713)
Acquisition related charges (1)	—	(864)	(681)	(1,531)	(3,208)
Impairment of acquired intangible assets	(586)	(11,900)	(36,198)	(12,486)	(36,198)
Stock-based compensation - operations	(2,489)	(2,204)	(2,360)	(9,256)	(8,724)
Gain on sale of building	—	—	4,624	—	4,624
Non-GAAP Operating expenses	$38,417	$39,945	$44,578	$123,783	$138,266

Income (Loss) from Operations Reconciliation
GAAP Income (loss) from operations	$12,959	$(13,564)	$(37,468)	$(1,400)	$(46,899)
Inventory adjustment related to restructured operations	(288)	8,277	—	7,989	—
Stock-based compensation - gross margin	219	196	154	652	562
Amortization of acquired intangible assets	3,823	4,523	8,526	13,982	25,777
Restructuring charges	90	4,376	3,071	5,495	4,713
Acquisition related charges (1)	—	864	681	1,531	3,208
Impairment of acquired intangible assets	586	11,900	36,198	12,486	36,198
Stock-based compensation - operations	2,489	2,204	2,360	9,256	8,724
Gain on sale of building	—	—	(4,624)	—	(4,624)
Non-GAAP Income from operations	$19,878	$18,776	$8,898	$49,991	$27,659

Income (Loss) from Operations % Reconciliation
GAAP Income (loss) from operations %	12.8%	(13.2)%	(40.7)%	(0.5)%	(16.1)%
Cumulative effect of non-GAAP Gross Margin and Operating adjustments	6.8%	31.5%	50.4%	17.0%	25.6%
Non-GAAP Income from operations %	19.6%	18.3%	9.7%	16.5%	9.5%

(1) Legal fees and outside services that were related to our proposed acquisition by Canyon Bridge Acquisition Company, Inc.

Lattice Semiconductor Corporation
- Reconciliation of U.S. GAAP to Non-GAAP Financial Measures -
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Nine Months Ended
	September 29, 2018	June 30, 2018	September 30, 2017	September 29, 2018	September 30, 2017

Other Expense, Net Reconciliation
GAAP Other expense, net	$(452)	$(348)	$(2,027)	$(246)	$(2,104)
Loss on sale of assets and business units	—	—	1,796	—	1,496
Non-GAAP Other expense, net	$(452)	$(348)	$(231)	$(246)	$(608)

Income Tax Expense (Benefit) Reconciliation
GAAP Income tax expense (benefit)	$33	$1,343	$(331)	$1,973	$234
Estimated tax effect of non-GAAP adjustments (2)	108	(258)	(218)	(88)	142
Non-GAAP Income tax expense (benefit)	$141	$1,085	$(549)	$1,885	$376

Net Income (Loss) Reconciliation
GAAP Net income (loss)	$6,974	$(20,223)	$(43,052)	$(19,201)	$(63,349)
Inventory adjustment related to restructured operations	(288)	8,277	—	7,989	—
Stock-based compensation - gross margin	219	196	154	652	562
Amortization of acquired intangible assets	3,823	4,523	8,526	13,982	25,777
Restructuring charges	90	4,376	3,071	5,495	4,713
Acquisition related charges (1)	—	864	681	1,531	3,208
Impairment of acquired intangible assets	586	11,900	36,198	12,486	36,198
Stock-based compensation - operations	2,489	2,204	2,360	9,256	8,724
Gain on sale of building	—	—	(4,624)	—	(4,624)
Loss on sale of assets and business unit	—	—	1,796	—	1,496
Estimated tax effect of non-GAAP adjustments (2)	(108)	258	218	88	(142)
Non-GAAP Net income	$13,785	$12,375	$5,328	$32,278	$12,563

Net Income (Loss) Per Share Reconciliation
GAAP Net income (loss) per share - basic and diluted	$0.05	$(0.16)	$(0.35)	$(0.15)	$(0.52)
Cumulative effect of Non-GAAP adjustments	0.06	0.26	0.39	0.41	0.62
Non-GAAP Net income per share - basic and diluted	$0.11	$0.10	$0.04	$0.26	$0.10

Shares used in per share calculations:
Basic	127,816	124,843	122,990	125,578	122,393
Diluted - GAAP (3)	129,474	124,843	122,990	125,578	122,393
Diluted - Non-GAAP (3)	129,474	125,620	124,225	126,862	124,454

(1) Legal fees and outside services that were related to our proposed acquisition by Canyon Bridge Acquisition Company, Inc.
(2) We calculate non-GAAP tax expense by applying our tax provision model to year-to-date and projected income after adjusting for non-GAAP items. The difference between calculated values for GAAP and non-GAAP tax expense has been included as the “Estimated tax effect of non-GAAP adjustments.”
(3) Diluted shares are calculated using the GAAP treasury stock method. In a loss position, diluted shares equal basic shares.

Lattice Semiconductor Corporation
- Reconciliation of U.S. GAAP to Non-GAAP Financial Measures -
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	December 29, 2018

Business Outlook - Fourth Quarter 2018	Low	Midpoint	High

GAAP Operating expenses	$52,000	$53,500	$55,000
Cumulative effect of Non-GAAP Operating expense adjustments (4)	(15,000)	(15,500)	(16,000)
Non-GAAP Operating expenses	$37,000	$38,000	$39,000

(4) Includes estimated Amortization of acquired intangible assets, Restructuring, and Stock-based compensation included in Operating Expenses